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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)       September 24, 1998
                                                 -------------------------------


                                  EXCITE, INC.
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             (Exact name of registrant as specified in its charter)

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
          Delaware                               0-28064                              77-0378215
----------------------------                   ------------                       -------------------
(State or other jurisdiction                   (Commission                        (I.R.S. Employer
         of incorporation)                     File Number)                       Identification No.)

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
             555 Broadway
        Redwood City, California                                     94063
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(Address of principal executive offices)                           (Zip Code)
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Registrant's telephone number, including area code        (650) 568-6000
                                                   -----------------------------
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Item 5:   Other Events

          Adoption of Stockholder Rights Plan.

          On September 24, 1998, the Board of Directors of Excite, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.001 per share (the "Common Shares"), of the Company. The dividend is payable to stockholders of record on October 30, 1998 (the "Record Date"). In addition, one Right shall be issued with each Common Share that becomes outstanding (i) between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in the Rights Agreement) or
(ii) following the Distribution Date and prior to the Redemption Date or Final Expiration Date, pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company, which options or securities were outstanding prior to the Distribution Date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series F Junior Participating Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of the Company, at a price of $175.00, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and BankBoston, as Rights Agent. A summary of the Rights and Rights Agreement is included as Exhibit C to the Rights Agreement, which is included as Exhibit 4.1 hereto.

Item 7:   Financial Statements and Exhibits.

          (c)  Exhibits

               4.1 Rights Agreement dated October 15, 1998, between the Company and BankBoston, as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series F Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 22, 1998.)

               99.1 Press release of the Company released October 21, 1998.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 22, 1998

                                       EXCITE, INC.



                                       By:/s/ Robert C. Hood
                                          --------------------------------------
                                          Robert C. Hood
                                          Executive Vice President,
                                          Chief Administrative Officer
                                          and Chief Financial Officer

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                                  EXHIBIT INDEX

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Exhibit
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
4.1 Rights Agreement dated October 15, 1998, between the Company and BankBoston, as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series F Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 22, 1998.)

99.1      Press release of the Company released October 21, 1998.
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